UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

September 3, 2025
Date of Report (Date of Earliest Event Reported)

Commission File Number of issuing entity: 333-193376-05
Central Index Key Number of issuing entity: 0001603669

COMM 2014-CCRE17 Mortgage Trust
(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor: 333-193376
Central Index Key Number of depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001555524
LoanCore Capital Markets LLC (formerly known as Jefferies
LoanCore LLC)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor: 0001660492
GE Capital US Holdings, Inc. (successor in interest to certain obligations of General Electric Capital Corporation, one of the sponsors and mortgage loan sellers)
(Exact name of sponsor as specified in its charter)

Lainie Kaye (212) 250-2500
(Name and telephone number, including area code, of the person to contact in connection with this filing)

New York
(State or other jurisdiction of incorporation or organization of the issuing entity)

Lower Tier Remic 46-5624264
Upper Tier Remic 46-5637581
Grantor Trust 46-7508878
(I.R.S. Employer Identification No.)

c/o Deutsche Bank Trust Company Americas as Certificate Administrator
1761 East St. Andrew Place, Santa Ana CA
(Address of principal executive offices of the issuing entity)

92705
(Zip Code)

(212) 250-2500
(Telephone number, including area code)

NONE
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simulaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under teh Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class
None

Trading Symbol(s)
None

Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(240.12b-2 of this chapter).
[ ] Emerging growth company
[ ] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04. Failure to Make a Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the July 11, 2025 Distribution
Date and the August 12, 2025 Distribution Date. On September 3, 2025, the Depositor received notice from the Certificate Administrator of payment revisions relating to the July 11, 2025 distribution and the
August 12, 2025 distribution. The payment revisions resulted from a curtailment payment in the amount of
$2,080,000.00 on the 25 Broadway Mortgage Loan (Loan Number 2 on Annex A-1 of the prospectus supplement of the registrant relating to the issuing entity filed on May 13, 2014 pursuant to Rule 424(b)(5)) received by the Certificate Administrator from the Master Servicer and applied to the July 11, 2025 distribution.

The application of the curtailment payment to the July 11, 2025 distribution resulted in an additional principal payment to the Class B Certificateholders in an amount equal to $307,512.21 for the
July 11, 2025 distribution. The additional amounts from the curtailment payment were used for the reimbursement of advances to the servicer/additional loss claims.

The application of the curtailment payment to the July 11, 2025 distribution also resulted in the following interest adjustments in the August 12, 2025 distribution: an overpayment of interest to the Class B
Certificateholders in an amount equal to $1,121.65, an additional interest payment to the Class C
Certificateholders in an amount equal to $58.77, an overpayment of interest to the Class X-B
Certificateholders in an amount equal to $91.41, an overpayment of interest to the Class X-D
Certificateholders in an amount equal to $1,433.35, an additional interest payment to the Class D
Certificateholders in an amount equal to $57.08, an overpayment of interest to the Class E Certificateholders in an amount equal to $820.95 and an overpayment of interest to the Class F Certificateholders in an amount equal to $5,036.98.

The payment adjustments for the July 11, 2025 distribution and the August 12, 2025 distribution described above were made on September 5, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation
(Depositor)

/s/ R. Chris Jones
Name:  R. Chris Jones
Title: Managing Director

/s/ Matt Smith
Name:  Matt Smith
Title: Director

Date: September 8, 2025